Exhibit 10.35
ENDORSEMENT NO. 3
to the
TITLE INSURANCE QUOTA SHARE REINSURANCE CONTRACT
(the “Contract”)
by and among
The Applicable Companies listed in Schedule 1 in relation to the Relevant US State,
(as such Schedule 1 shall be amended from time to time to include additional Applicable
Companies agreed by the Reinsurer and States Title, Inc)
(each an “Applicable Company” and together the “Companies”),
AND
States Title, Inc
(acting as Agent on behalf of the Companies)
AND
SCOR GLOBAL P&C SE – Zurich Branch
General Guisan-Quai 26, 8022 Zurich, Switzerland
(the “Reinsurer”)
(Effective: Date of Policy of first incepting Eligible Policy)
It is hereby noted and mutually agreed that this Endorsement No. 3 shall be made part of the Contract as amended by all preceding Endorsements, as follows:
1.DEFINITIONS
1.1The following definition shall be added to the Contract:

“ALTA Short Form Residential Loan Policy”	As used herein, ALTA Short Form Residential Loan Policy means the American Land Title Association Short Form Residential Loan Policy adopted on 03 December 2012 and that by its terms and conditions incorporates the terms and conditions of ALTA Loan Policy 6-17-06.
2.1AMENDMENTS TO CONTRACT
2.1Article 1 – BUSINESS COVERED – The definition of Eligible Policy set forth in Article 1 of the Contract is amended to include any policy issued by an Applicable Company, written on either ALTA Loan Policy 6-17-06 or ALTA Short Form Residential Loan Policy (or a substantially similar policy form agreed to in writing by States Title, the Reinsurer and Applicable Company, such agreement not to be unreasonably withheld, delayed or conditioned) that cover property title issued at the origination of a mortgage refinancing loan or Home Equity Line of Credit loan for 1-family, 2-family, 3-family or 4-family residences, which at the time and place of origination meet the criteria of the Federal Housing Finance Agency for a "conforming" mortgage that could be acquired by the Federal National Mortgage Association or Federal Home Loan Mortgage Corporation whether or not such loan is actually sold to the Federal National Mortgage Association or the Federal Home

Loan Mortgage Corporation, and/or a loan that is the subject of a Special Acceptance (including, but not limited to, a loan that is permitted by Endorsement No.1 to the Contract) provided, however, that the policy is underwritten using States Title's artificial intelligence-driven methods (disclosed to and approved by the Reinsurer) rather than manual or traditional methods.
2.2References in the Contract or any Endorsement thereto to "ALTA Loan Policy 6-17-06" also shall be considered to include a reference to ALTA Short Form Residential Loan Policy
3.GENERAL PROVISIONS
3.1Expressions defined in the Contract and used in this Endorsement have the meaning set out in the Contract.
3.2Expressions not defined in the Contract or this Endorsement but defined by laws, regulations, or rules affecting mortgage loans or real estate transactions shall be interpreted according to such laws, regulations, or rules.
3.3Except as set out in this Endorsement and any prior Endorsements, the Contract shall continue in full force and effect.
3.4This Endorsement will be governed by and construed according to the laws of the State of New York exclusive of that state's rules with respect to conflicts of laws, however, with respect to credit for reinsurance, the rules of all applicable states will apply.
3.5All other terms and conditions of the Contract shall remain unchanged.

SIGNING BLOCK
IN WITNESS WHEREOF, each Applicable Company, States Title and the Reinsurer have caused this Endorsement to be executed by their duly authorized representatives:
In San Francisco, California, this 5th day of July     , in the year of 2018
On behalf of
STATES TITLE, INC

By:	Adrienne Harris
Signature:	/s/ Adrienne Harris
Title:	Secretary
In San Francisco, California, this 5th day of July     , in the year of 2018
On behalf of
STATES TITLE INSURANCE COMPANY

By:	Adrienne Harris
Signature:	/s/ Adrienne Harris
Title:	Secretary
In San Francisco, California, this 5th day of July     , in the year of 2018
On behalf of
STATES TITLE INSURANCE COMPANY OF CALIFORNIA

By:	Adrienne Harris
Signature:	/s/ Adrienne Harris
Title:	Secretary
In Zurich, Switzerland, this 11th day of July     , in the year of 2018
On behalf of
SCOR GLOBAL P&C SE ─ ZURICH BRANCH

By:	Doris Egli
Signature:	/s/ Doris Egli
Title:	Underwriting Manager Credit & Surety